UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2019

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34- 1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
4.800% Notes due 2028	WELL28	New York Stock Exchange
4.500% Notes due 2034	WELL34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01       Other Events.

On August 19, 2019, Welltower Inc. (the “Company”) issued $500,000,000 aggregate principal amount of the Company’s 2.700% Notes due 2027 (the “Notes”) pursuant to an automatic shelf registration statement of the Company on Form S-3 (File No. 333-225004) filed with the Securities and Exchange Commission on May 17, 2018 (the “Registration Statement”). The Notes were sold pursuant to an Underwriting Agreement, dated as of December 9, 2019, between the Company and Wells Fargo Securities, LLC, Credit Agricole Securities (USA) Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters.

The Notes were issued under an Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), dated as of March 15, 2010, a form of which was filed with the Registration Statement (the “Indenture”), as supplemented by Supplemental Indenture No. 17 between the Company and the Trustee, dated as of December 16, 2019 (“Supplemental Indenture”). The Notes bear interest at a rate of 2.700% per year, payable semiannually in arrears on February 15 and August 15 of each year, commencing August 15, 2020. The Notes mature on February 15, 2027. An amount equal to the net proceeds from the sale of the Notes will be allocated to a portfolio of eligible green projects. Pending allocation for such purposes, the net proceeds from the sale of the Notes will be used to repay advances under the Company’s unsecured credit facility.

The foregoing description of the Indenture, the Supplemental Indenture and the Notes is qualified in its entirety by reference to the Indenture, Supplemental Indenture, and the form of global note, filed herewith as Exhibits 4.1, 4.2, and 4.3, respectively, and incorporated by reference herein.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

1.1

Underwriting Agreement, dated as of December 9, 2019, between Welltower Inc. and Wells Fargo Securities, LLC, Credit Agricole Securities (USA) Inc. and Deutsche Bank Securities Inc., as representatives of the several underwriters.

4.1

Indenture, dated as of March 15, 2010, between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.1 to the Company’s Form 8-K filed March 15, 2010, and incorporated herein by reference thereto).

4.2	Supplemental Indenture No. 17, dated as of December 16, 2019 between the Company and the Trustee.

4.3	Form of Global Note (included in Exhibit 4.2 hereto).

5	Opinion of Gibson, Dunn & Crutcher LLP.

8	Tax Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5 hereto).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 8 hereto).

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	Senior Vice President – GeneralCounsel & Corporate Secretary

Dated: December 16, 2019